SEMI ANNUAL REPORT

TEMPLETON GLOBAL
INCOME FUND, INC.

February 28, 2001

[FRANKLIN TEMPLETON INVESTMENTS LOGO]


PAGE

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers, including emerging markets.
--------------------------------------------------------------------------------

This semiannual report of Templeton Global Income Fund covers the period ended February 28, 2001. During the six months under review, many bond investors grew confident that U.S. inflation and interest rates would decline as clear signs of slowing economic growth appeared. The reduction in U.S. growth was expected to have a similar impact on global economies, leading to lower commodity prices and wages, thus easing inflationary pressures and allowing for lower interest rates worldwide. The U.S. slowdown was expected to reduce Europe's, Asia's and Latin America's growth rates as export demand declined. Of these, Europe's industrial sector, Asia's high-tech sector and Latin America as a whole are considered to be the most vulnerable to waning U.S. imports.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.

CONTENTS


Shareholder Letter ..........   1

Performance Summary .........   8

Important Notice to
Shareholders ................   9

Financial Highlights &
Statement of Investments ....  10

Financial Statements ........  14

Notes to Financial
Statements ..................  17

FUND CATEGORY
[PYRAMID GRAPHIC]
PAGE


The decelerating U.S. economic growth rate was generally due to the Federal Reserve Board's (the Fed's) tight monetary policy stance, as well as historically high oil prices that reduced personal income and consumption. Business investment, particularly in capital goods, declined as corporate profits fell. Furthermore, yield spreads, or differences, on corporate loans widened due to deteriorating corporate financial conditions coupled with credit quality downgrades from the national credit rating agencies. Consumer spending also declined as stock market corrections further eroded wealth and resultant weak demand led to rising inventories. Manufacturing sector declines, coupled with the possibility of flagging consumption resulting from a rapid increase in household savings, created concern among investors about a potential recession. The Fed's Open Market Committee responded to these economic events by reducing the federal funds target rate 100 basis points, from 6.50% to 5.50%, in January 2001.

With the Fed's new credit-easing stance toward monetary policy, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell because investors expected the Fed to reduce the federal funds target rate further, but long-term Treasury bond yields did not fall as far despite expectations of lower inflation, due to possible reductions in the U.S. government's fiscal surplus. Slower economic growth combined with proposed tax cuts could result in lower tax revenues and less of a reduction in outstanding government debt than previously expected. As a result, an excess supply of government debt could drive Treasury bond prices down and yields up.

2
PAGE


European bond markets generally offered positive returns in local currency terms. The U.K. and European Monetary Union (EMU) Bond indexes rose 5.47% and 5.58% over the six-month period despite tighter monetary policy across the European continent early in the period. German, Italian, French and Spanish bonds rose 5.33%, 5.26%, 5.49% and 5.50%, respectively. Sweden trended with the Euroland countries, rising 5.27%, while Denmark outperformed with a 6.01% gain as investors signaled relief following the country's decision not to join the EMU at the current time.(1) The Euroland benchmark yield curve also steepened as short-term rates fell based on investor expectations of interest rate cuts by European Central Bank (ECB) monetary authorities. But unlike in the U.S., the long end of the Euroland curve remained relatively unchanged.

The Japanese debt market performed well, rising 4.52% despite the Bank of Japan's 0.25% short-term interest rate hike early in the period and subsequent 0.10% rate cut in February. The Australian and New Zealand markets, where rising commodity prices supported the local currencies and helped contain inflation, kept pace with the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)

Emerging market bonds provided generally positive returns during the period as commodity prices remained historically high, particularly for oil, and many issuer governments adhered to sound economic policies. Rising commodity prices improve export revenues and, hence, the external debt repayment

1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor, 2/28/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

"Emerging Market bonds provided generally positive returns during the period.
 ..."

                                                                               3
PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01
[PIE CHART}

Europe .................................................  40.0%
Latin America ..........................................  18.7%
U.S. ...................................................  15.5%
Asia ...................................................   9.4%
Canada .................................................   5.8%
Australia & New Zealand ................................   5.4%
Short-Term Investments & Other Net Assets ..............   5.2%


capacity of issuer countries. The market experienced some volatility during the fourth quarter due to investor uncertainty regarding the U.S. equity market and negative developments in Argentina and Turkey, but ended on a positive trend due in part to the Fed's interest rate reductions. Historically, emerging market bonds have rallied behind falling U.S. interest rates, and this was the case as the total return for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 20.63% in U.S.-dollar terms during the six months ended February 28, 2001. Within the J.P. Morgan EMBIG, Nigeria was among the best performers, with a price appreciation of 43.51% in local currency terms. Other countries that generated solid price appreciation included Poland, which rose 25.92%; Ecuador, 19.83%; and Colombia, up 16.79%, in local currency terms. The only exceptions to this positive performance were Bulgaria and Ivory Coast.(2)

The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the U.S. and other countries, heightened demand for such instruments by global high yield investors as yields-to-maturity for dollar-denominated instruments reached an average of 11.34% during the reporting period. Hence, many investors reallocated their portfolios away from U.S. high yield bonds toward emerging market debt (so-called "crossover investments") to obtain more attractive yields and benefit from potential capital gains as their associated risk premium decreased. The latter occurred as emerging market bonds' credit ratings were upgraded, while

2. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4
PAGE


those of other high yield bonds, particularly in the U.S., were downgraded by the leading rating agencies. U.S. high yield bonds were downgraded largely because of the Fed's previous tightening of monetary policy and the expected resultant reduction in economic growth.

Within this environment, Templeton Global Income Fund posted a 10.17% cumulative total return based on market price and a 4.97% cumulative total return based on net asset value for the six months ended February 28, 2001, as shown in the Performance Summary on page 8. The J.P. Morgan U.S. Government Bond Index, which measures U.S. Treasury securities, and the J.P. Morgan Global Government Bond Index, which measures and tracks bonds from around the world, posted returns of 7.36% and 5.77% for the same period.(3)

Throughout the reporting period, in efforts to maximize the Fund's return, we allocated approximately 70%-75% of total net assets to intermediate- and long-term bonds in the developed industrial markets. The remaining 25%-30% of total net assets were invested in what we believed to be the highest quality, most liquid emerging market bonds available. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. Because emerging market bonds generally outperformed high-quality industrial market debt during this reporting period, our allocation to emerging market debt added positively to the Fund's performance.

3. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan U.S. Government Bond Index measures and tracks U.S. Treasury securities. The unmanaged J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

  PORTFOLIO BREAKDOWN
  BASED ON TOTAL NET ASSETS
  2/28/01

------------------------------------
  Government Bonds             91.6%

  Corporate Bonds               3.2%

  Short-Term Investments &
  Other Net Assets              5.2%

                                                                               5
PAGE

The Fund's geographic allocation, as a percentage of total net assets, changed slightly during the period. Exposure to European countries increased from 38.0% at the beginning of the period to 40.1% at the end, including additions from France and Germany and a significant reduction in U.K. bonds. Exposure to North America dropped slightly, from 21.5% to 21.3%, mostly a result of decreased U.S. exposure. We also shifted our Latin American exposure, which decreased from 22.1% to 18.7%, by eliminating nearly all Argentinean bonds (from 4.3% to 0.3%). At period end, the Fund's Asian allocation stood at 9.3%, down from 10.1% at the beginning, most of which was invested in Turkey. Finally, the dollar-bloc countries of Australia and New Zealand were relatively unchanged at 5.4%. At the end of the period, emerging market debt represented 28.1% of the Fund's total net assets, down from 32.2% at the beginning.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Income Fund. We believe inflation will likely decline if oil prices and wages come down with the slowing economies. We generally expect growth to remain positive in response to monetary stimulus, as most major central banks may seek to reduce market interest rates. Fiscal stimulus could also support economic growth in the longer term as tax cuts come into effect in the U.S. and Europe, potentially resulting in a positive environment for high quality bonds.

6
PAGE


It is important to note that special risks are involved with global investing related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to continuing to serve your investment needs, and we welcome your comments or suggestions.

Portfolio Management Team
Templeton Global Income Fund, Inc.

This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                               7
PAGE

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                              CHANGE         2/28/01   8/31/00
Net Asset Value                 +$0.02          $7.08     $7.06
Market Price (NYSE)             +$0.3325        $6.5200   $6.1875

DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                  $0.28

PERFORMANCE

                              6-MONTH   1-YEAR  5-YEAR   10-YEAR
Cumulative Total Return(1)
   Based on change in
   net asset value              4.97%    6.37%   32.56%   95.37%

   Based on change in
   market price                10.17%   18.10%   38.58%   85.16%

Average Annual Total Return(1)
   Based on change in
   net asset value              4.97%    6.37%    5.80%    6.93%

   Based on change in
   market price                10.17%   18.10%    6.74%    6.35%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

8
PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 12 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action removed the 10% limitation on share repurchases to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional purchases, and the extent to which they may exceed the previous limitation, will be in the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.


                                                                               9
PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                            SIX MONTHS ENDED                        YEAR ENDED AUGUST 31,
                                            FEBRUARY 28, 2001    ------------------------------------------------------------
                                               (UNAUDITED)         2000        1999        1998         1997          1996
                                            ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period....           $7.06            $7.50       $7.67       $8.35         $8.34         $8.00
                                            ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income..................             .28              .60         .61         .60           .60           .63
 Net realized and unrealized gains
   (losses).............................            (.01)            (.46)       (.18)      (.71)           .01           .31
                                            ---------------------------------------------------------------------------------
Total from investment operations........             .27              .14         .43       (.11)           .61           .94
                                            ---------------------------------------------------------------------------------
Capital share repurchases...............             .03              .02         .01         .03            --            --
                                            ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income..................            (.28)            (.60)       (.60)      (.60)          (.60)         (.41)
 Net realized gains.....................              --               --        (.01)         --            --            --
 Tax return of capital..................              --               --          --          --            --          (.19)
                                            ---------------------------------------------------------------------------------
Total distributions.....................            (.28)            (.60)       (.61)      (.60)          (.60)         (.60)
                                            ---------------------------------------------------------------------------------
Net asset value, end of period..........           $7.08            $7.06       $7.50       $7.67         $8.35         $8.34
                                            =================================================================================
Total Return*
 Based on market value per share........          10.17%            3.97%      11.29%     (7.69)%        17.12%        12.75%
 Based on net asset value per share.....           4.97%            3.72%       6.75%      (.46)%         8.53%        13.34%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).......        $773,504         $797,122    $862,788    $891,785    $1,002,756    $1,004,606
Ratios to average net assets:
 Expenses...............................            .73%**           .75%        .76%        .74%          .75%          .72%
 Net investment income..................           8.07%**          8.12%       7.70%       7.26%         7.05%         7.67%
Portfolio turnover rate.................          42.57%          110.36%      66.07%      74.55%       191.83%       112.59%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 10
PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.8%
ARGENTINA .3%
Republic of Argentina, 11.75%, 6/15/15......................    $  2,990,000       $  2,715,668
                                                                                   ------------
AUSTRALIA 3.6%
Government of Australia, 10.00%, 10/15/07...................      20,704,000AUD      13,807,496
Queensland Treasury Corp., 6.50%, 6/14/05...................      25,315,000AUD      13,923,150
                                                                                   ------------
                                                                                     27,730,646
                                                                                   ------------
BELGIUM 4.8%
Kingdom of Belgium:
  6.50%, 3/25/02............................................      16,490,000         16,721,783
  8.50%, 10/01/07...........................................      18,604,000EUR      20,492,235
                                                                                   ------------
                                                                                     37,214,018
                                                                                   ------------
BRAZIL 5.7%
Government of Brazil:
  FRN, 7.6875%, 4/15/09.....................................      11,000,000          9,542,500
  14.50%, 10/15/09..........................................      16,625,000         18,682,344
  Series L, cvt., FRN, 7.6875%, 4/15/12.....................      10,300,000          7,622,000
  12.75%, 1/15/20...........................................       4,500,000          4,410,000
  10.125%, 5/15/27..........................................       4,550,000          3,608,150
                                                                                   ------------
                                                                                     43,864,994
                                                                                   ------------
CANADA 5.8%
Government of Canada:
  10.50%, 3/01/01...........................................      39,793,000CAD      25,994,905
  10.00%, 5/01/02...........................................      25,710,000CAD      17,790,252
  10.25%, 2/01/04...........................................       1,130,000CAD         842,185
                                                                                   ------------
                                                                                     44,627,342
                                                                                   ------------
DENMARK 1.3%
Kingdom of Denmark, 8.00%, 3/15/06..........................      73,189,000DKK      10,266,177
                                                                                   ------------
FRANCE 7.2%
Government of France:
  8.25%, 2/27/04............................................      39,000,000EUR      39,601,446
  8.50%, 10/25/08...........................................      14,377,000EUR      16,329,357
                                                                                   ------------
                                                                                     55,930,803
                                                                                   ------------
GERMANY 5.7%
Federal Republic of Germany:
  8.00%, 7/22/02............................................      13,643,824EUR      13,132,791
  6.00%, 7/04/07............................................      31,298,000EUR      30,940,244
                                                                                   ------------
                                                                                     44,073,035
                                                                                   ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.8763%, 7/31/05...............       1,240,000            452,600
                                                                                   ------------

                                                                              11
PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 7.3%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................      11,372,000EUR    $ 12,376,670
  6.75%, 7/01/07............................................       6,231,000EUR       6,303,599
Government of Italy, 10.50%, 4/01/05........................      33,730,000EUR      37,547,396
                                                                                   ------------
                                                                                     56,227,665
                                                                                   ------------
MEXICO 5.5%
Nacional Financiera SNC, 10.625%, 11/22/01..................       2,500,000          2,595,698
United Mexican States:
  9.875%, 1/15/07...........................................      12,580,000         13,470,034
  8.625%, 3/12/08...........................................       6,960,000          7,040,040
  11.375%, 9/15/16..........................................      16,490,000         19,330,403
                                                                                   ------------
                                                                                     42,436,175
                                                                                   ------------
NETHERLANDS 4.2%
Cellco Finance NV, 15.00%, 8/01/05..........................      11,460,000         10,136,943
Government of Netherlands:
  7.75%, 3/01/05............................................      14,853,000EUR      15,217,280
  5.75%, 2/15/07............................................       7,833,000EUR       7,603,721
                                                                                   ------------
                                                                                     32,957,944
                                                                                   ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................      29,503,000NZD      13,947,057
                                                                                   ------------
PANAMA .7%
Republic of Panama, 8.875%, 9/30/27.........................       6,070,000          5,284,694
                                                                                   ------------
SOUTH KOREA 2.9%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................       7,720,000          7,893,700
Republic of Korea, 8.875%, 4/15/08..........................      12,980,000         14,342,900
                                                                                   ------------
                                                                                     22,236,600
                                                                                   ------------
SPAIN 3.4%
Government of Spain:
  10.15%, 1/31/06...........................................      12,536,000EUR      14,208,958
  8.80%, 4/30/06............................................      11,229,000EUR      12,190,058
                                                                                   ------------
                                                                                     26,399,016
                                                                                   ------------
SWEDEN 3.4%
Kingdom of Sweden, 10.25%, 5/05/03..........................     234,800,000SEK      26,462,733
                                                                                   ------------
TURKEY 6.4%
Republic of Turkey:
  Reg S, 10.00%, 9/19/07....................................       3,938,000          3,416,412
  12.375%, 6/15/09..........................................      26,310,000         23,021,250
  11.875%, 1/15/30..........................................      28,650,000         23,170,688
                                                                                   ------------
                                                                                     49,608,350
                                                                                   ------------

 12
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED KINGDOM 2.7%
United Kingdom, 8.50%, 7/16/07..............................      12,227,000GBP    $ 20,902,076
                                                                                   ------------
UNITED STATES 15.5%
BP America Inc., 10.875%, 8/01/01...........................      10,000,000CAD       6,676,901
Fannie Mae, 5.25%, 1/15/09..................................      15,844,000         15,492,263
Federal Home Loan Mortgage Corp., 5.375%, 3/01/01...........       1,700,000          1,700,000
U.S. Treasury Bonds:
  6.375%, 8/15/27...........................................      16,910,000         18,875,872
  5.25%, 11/15/28...........................................      37,276,000         35,843,073
  5.25%, 2/15/29............................................       3,010,000          2,895,933
U.S. Treasury Note, 7.875%, 11/15/04........................      34,449,000         38,152,302
                                                                                   ------------
                                                                                    119,636,344
                                                                                   ------------
VENEZUELA 6.5%
Republic of Venezuela, 9.25%, 9/15/27.......................      61,505,000         42,842,075
Venezuela Front Load Interest Reduction Bond, A, FRN,
  7.625%, 3/31/07...........................................       8,976,080          7,612,838
                                                                                   ------------
                                                                                     50,454,913
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $823,973,463).............                        733,428,850
                                                                                   ------------
SHORT TERM INVESTMENTS (COST $16,255,778) 2.1%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................      16,255,778         16,255,778
                                                                                   ------------
TOTAL INVESTMENTS (COST $840,229,241) 96.9%.................                        749,684,628
OTHER ASSETS, LESS LIABILITIES 3.1%.........................                         23,819,581
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $773,504,209
                                                                                   ============

CURRENCY ABBREVIATIONS:

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
                                                                              13
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $840,229,241)....    $749,684,628
 Interest receivable........................................      24,939,192
                                                                ------------
      Total assets..........................................     774,623,820
                                                                ------------
Liabilities:
 Payable to affiliates......................................         386,180
 Distributions to shareholders..............................         345,045
 Accrued expenses...........................................         388,386
                                                                ------------
      Total liabilities.....................................       1,119,611
                                                                ------------
Net assets, at value........................................    $773,504,209
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    (30,448)
 Net unrealized depreciation................................     (90,386,410)
 Accumulated net realized loss..............................     (90,306,571)
 Capital shares.............................................     954,227,638
                                                                ------------
Net assets, at value........................................    $773,504,209
                                                                ============
Net asset value per share ($773,504,209 / 109,243,000 shares
  outstanding)..............................................           $7.08
                                                                ============

                       See Notes to Financial Statements.
 14
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 Dividends..................................................    $     19,681
 Interest...................................................      33,779,919
                                                                ------------
      Total investment income...............................                    $ 33,799,600
Expenses:
 Management fees (Note 3)...................................       1,969,569
 Administrative fees (Note 3)...............................         520,576
 Transfer agent fees........................................         140,376
 Custodian fees.............................................          61,000
 Registration and filing fees...............................          51,200
 Professional fees..........................................          26,000
 Directors' fees and expenses...............................          29,000
 Other......................................................           2,400
                                                                ------------
      Total expenses........................................                       2,800,121
                                                                                ------------
            Net investment income...........................                      30,999,479
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (21,206,654)
  Foreign currency transactions.............................        (776,542)
                                                                ------------
      Net realized loss.....................................                     (21,983,196)
 Net unrealized appreciation on:
  Investments...............................................      19,983,253
  Translation of assets and liabilities denominated in
    foreign currencies......................................         775,079
                                                                ------------
      Net unrealized appreciation...........................                      20,758,332
                                                                                ------------
Net realized and unrealized loss............................                      (1,224,864)
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 29,774,615
                                                                                ============

                       See Notes to Financial Statements.
                                                                              15
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 30,999,479           $ 67,987,266
  Net realized loss from investments and foreign currency
   transactions.............................................       (21,983,196)           (51,566,893)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................        20,758,332                (17,392)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....        29,774,615             16,402,981

 Distributions to shareholders from net investment income...       (31,029,927)           (68,751,105)
 Capital share transactions (Note 2):.......................       (22,362,140)           (13,318,551)
                                                                ---------------------------------------
    Net decrease in net assets..............................       (23,617,452)           (65,666,675)

Net assets:
 Beginning of period........................................       797,121,661            862,788,336
                                                                ---------------------------------------
 End of period..............................................      $773,504,209           $797,121,661
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $    (30,448)          $         --
                                                                =======================================

                       See Notes to Financial Statements.
 16
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              17
PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $25,684,829.

2. CAPITAL STOCK

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 12 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At February 28, 2001, there were 200,000,000 shares authorized ($0.01 par value). During the period ended February 28, 2001, 3,683,700 shares were repurchased for $22,362,140. The weighted average discount of market

 18
PAGE


TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)

price to net asset value of shares repurchased during the period ended February 28, 2001 was 11%. During the year ended August 31, 2000, 2,128,700 shares were repurchased for $13,318,551. Through February 28, 2001 the Fund had repurchased a total of 11,210,400 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, LLC (TIC) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisers Inc. The Fund earned $19,681 of dividend income from its investment in the Sweep Money Fund.

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

4. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $850,640,214 was as follows:

Unrealized appreciation.....................................  $   4,787,953
Unrealized depreciation.....................................   (105,743,539)
                                                              -------------
Net unrealized depreciation.................................  $(100,955,586)
                                                              =============

                                                                              19
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Fund had tax basis capital losses of $7,992,348, which may be carried over to offset future capital gains. Such losses expire as August 31, 2008.

At August 31, 2000, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $16,880,978 and $27,575,276, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $317,369,143 and $356,576,277, respectively.

 20
PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                              % OF             % OF                        % OF             % OF
  TERM EXPIRING 2004:         FOR      OUTSTANDING SHARES  VOTED SHARES  WITHHELD   OUTSTANDING SHARES  VOTED SHARES
--------------------------------------------------------------------------------------------------------------------
Frank J. Crothers.......  101,328,868         91.97%           97.79%    2,294,475         2.08%            2.21%
Charles B. Johnson......  101,457,838         92.08%           97.91%    2,165,505         1.97%            2.09%
Betty P. Krahmer........  101,461,093         92.09%           97.91%    2,162,250         1.96%            2.09%
Fred R. Millsaps........  101,182,674         91.83%           97.64%    2,440,669         2.22%            2.36%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                            SHARES            % OF             % OF
                             VOTED     OUTSTANDING SHARES  VOTED SHARES
-----------------------------------------------------------------------
For.....................  102,193,611         92.75%           98.62%
Against.................      516,192          0.47%            0.50%
Abstain.................      913,540          0.83%            0.88%
-----------------------------------------------------------------------
Total...................  103,623,343         94.05%          100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                            SHARES            % OF             % OF
                             VOTED     OUTSTANDING SHARES  VOTED SHARES
-----------------------------------------------------------------------
For.....................   93,120,019         84.52%           89.86%
Against.................    7,837,564          7.11%            7.57%
Abstain.................    2,665,760          2.42%            2.57%
-----------------------------------------------------------------------
Total...................  103,623,343         94.05%          100.00%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              21
PAGE



TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 22
PAGE



TEMPLETON GLOBAL INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              23
PAGE



SEMIANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLGIM S01 04/01              [RECYCLED LOGO]   Printed on recycled paper